UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2010

MERCHANTS & MARINE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Mississippi	000-53198	26-2498567
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3118 Pascagoula Street, Pascagoula, Mississippi	39567
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (228) 762-3311

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b) The 2010 annual meeting of shareholders (the “2010 annual meeting”) of Merchants & Marine Bancorp, Inc. (the “Company”) was held on April 1, 2010. At the 2010 annual meeting, the Board of Directors (the “Board”) of the Company did not re-appoint S.M. Dickson as Chief Financial Officer of the Company as a result of his health problems.
(c) The Board appointed Elise M. Bourgeois, age 43, who previously served as interim chief financial officer and cashier, to Chief Financial Officer of the Company. Ms. Bourgeois does not have an employment agreement with the Company, and will serve at the pleasure of the Board.
Ms. Bourgeois joined the Company in April 2006 as an accounting clerk and was appointed cashier in 2007. Prior to joining the Company, Ms. Bourgeois was a staff accountant for Harold Hicks, CPA in Natchez, Mississippi from August 1988 to August 1989. From August 1990 to May 1991, she was a tax auditor with the Mississippi State Tax Commission. Ms. Bourgeois was employed with Wolfe, McDuff & Oppie, a certified public accountant firm, as audit manager from October 1991 to April 2006. She received a Bachelor of Business Administration degree in Accounting from Northeast Louisiana University and became a certified public accountant in September 1994.
Ms. Bourgeois is not a party to any other material plan, contract or arrangement with the Company, nor has any other material plan, contract or arrangement to which she is a party been modified as a result of her promotion described above.
Ms. Bourgeois has no familial relationships nor related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K (17 CFR 229.401(d) and 229.404(a)) in connection with her promotion described above.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the 2010 annual meeting, Royce Cumbest, Frank J. Hammond, III and Paul H. (Hal) Moore, Jr., M.D. were elected as directors, each to hold office until the Company’s 2013 annual meeting of shareholders or until his successor is elected and qualified.
The voting results of the director elections, which were described in more detail in the definitive proxy statement relating to the 2010 annual meeting that the Company filed with the Securities and Exchange Commission on February 26, 2010, are set forth below.

	Votes For	Votes Withheld
Royce Cumbest	814,479	-0-
Frank J. Hammond, III	810,544	-0-
Paul H. (Hal) Moore, Jr., M.D.	817,368	-0-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS & MARINE BANCORP, INC.
Date: April 6, 2010	By:	/s/ Royce Cumbest
Royce Cumbest
Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)